Click to edit Master title style EXHIBIT 99.1 Business Update September 27, 2017

Safe Harbor Statement Many factors impact forward-looking statements including, but not limited to, the following: impact of regulation by the EPA, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; volatility in the short-term natural gas storage markets impacting third-party storage revenues related to DTE Energy; impact of volatility of prices in the oil and gas markets on DTE Energy's gas storage and pipelines operations; impact of volatility in prices in the international steel markets on DTE Energy's power and industrial projects operations; volatility in commodity markets, deviations in weather, and related risks impacting the results of DTE Energy's energy trading operations; changes in the financial condition of DTE Energy's significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; the cost of protecting assets against, or damage due to, cyber crime and terrorism; employee relations and the impact of collective bargaining agreements; the risk of a major safety incident at an electric distribution or generation facility and, for DTE Energy, a gas storage, transmission, or distribution facility; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; contract disputes, binding arbitration, litigation, and related appeals; implementation of new information systems; and the risks discussed in our public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This presentation should also be read in conjunction with the Forward-Looking Statements section of the joint DTE Energy and DTE Electric 2016 Form 10-K and 2017 Forms 10-Q (which section is incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy and DTE Electric. 2

3 • Overview • Long-Term Growth Update • Financial Update

4 • Increased 2017 operating EPS* guidance midpoint $0.11 to $5.42 • Announced plan to reduce carbon emissions by more than 80 percent • Ranked 2nd in residential customer satisfaction** in Midwest at DTE Electric • Gas Storage & Pipelines (GSP) ‒ Received FERC approval for NEXUS; targeting in-service 3Q 2018 ‒ Achieved milestone at Bluestone Pipeline & Gathering • Power & Industrial Projects (P&I) ‒ Closed on second landfill gas project ‒ Finalizing agreements on a large scale central energy plant project * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix ** J.D. Power 2017 Electric Utility Residential Customer Satisfaction Study (sm)(large providers). Visit jdpower.com DTE is making progress on many fronts

5 Success tied to our system of priorities DTE Energy overview Fortune 300 company Leader in continuous improvement DTE is Michigan’s largest investor in and producer of renewable energy Top quartile in residential customer satisfaction for both DTE Electric & DTE Gas Michigan’s largest investor in and producer of renewabl energy Employees volunteered over 21,000 hours to 300+ organizations in 2016 * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix DTE operations $944M - $1,000M 2017 operating earnings* guidance ~$20B market cap 10,000 employees DTE headquarters

6 Growth is driven by strong, stable utilities and complementary non-utility businesses DTE Electric • Electric generation and distribution • 2.2 million customers • Fully regulated Growth driven by infrastructure investments aimed at improving customer reliability Growth driven by strategic opportunities 75%-80% Utility 20%-25% Non-Utility DTE Gas • Natural gas transmission, storage and distribution • 1.3 million customers • Fully regulated Gas Storage & Pipelines • Transport, store and gather natural gas • 5 pipelines, 91 Bcf of storage Power & Industrial Projects • Own and operate energy related assets • ~70 sites, 17 states Energy Trading • Active physical and financial gas and power marketing company DTE earnings are 90-95% regulated or contracted

7 Our business strategy is fundamental to creating value for investors  Infrastructure investments drive regulated utility growth  Strategic and transparent growth opportunities in non-utility businesses provide diversity in earnings and geography  Constructive regulatory structure and continued cost savings enable utilities to earn their authorized returns  Distinctive operational excellence and customer satisfaction deliver service integrity  Strong BBB credit rating supports dividend and EPS growth 5%-7% Operating EPS* growth target ~7% dividend growth targeted in 2018 and 2019 Premium total shareholder return Strong balance sheet * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

8 Employee and customer focus provides a solid framework for success 8  Received Gallup’s Great Work Place Award for the 5th consecutive year  Received AGA Safety Achievement Award for the 2nd year in a row  Ranked 2nd in residential customer satisfaction* in Midwest at DTE Electric  Ranked 7th on Indeed’s list of 50 Best Places to Work in 2017 ⃰ J.D. Power 2017 Electric Utility Residential Customer Satisfaction Study (sm)(large providers). Visit jdpower.com

9 Continuous improvement has enabled us to be an industry leader in cost management * Source: SNL Financial, FERC Form 1; major US Electric Utilities with O&M greater than $800 million; excluding fuel and purchased power ** Source: SNL Financial, FERC Form 2; gas distribution companies with greater than 300,000 customers; excluding production expense Electric Peers* Gas Peers** 2008 to 2016 Change in O&M Costs 125% 88% Average 31% Daily focus on problem solving  Metrics drive progress  Scorecards monitor success Average 19% DTE Electric DTE Gas

10 Average Annual Residential Bill DTE Electric Maintain customer affordability while significantly investing in our utilities $1,200$1,223 2012 2013 2014 2015 2016 2017E Average Annual Residential Bill* DTE Gas $826 $910 2012 2013 2014 2015 2016 2017E 9% (dollars) * Assumes normal weather Flat

11  Minimal regulatory lag  Solid ROEs  Unique recovery mechanisms Source: Barclays, February 2017 Top Tier Michigan’s regulatory environment is one of the most constructive in the country

12 • Overview • Long-Term Growth Update • Financial Update

13 2017 – 2021 Plan 2012 – 2016 $12 billion $13.5 billion 2017 – 2021 Capital Plan Electric ................ $8.4 billion Distribution infrastructure, new generation, replacement Gas ...................... $1.8 billion Base infrastructure, NEXUS related, main replacement GSP ......... $2.2 to $2.8 billion Expansions, NEXUS P&I .......... $0.6 to $1.0 billion Cogeneration, on-site energy +12.5% Growth through 2021 fueled by investment in utility infrastructure and generation along with midstream opportunities

14 DTE Electric overview Transitioning to cleaner energy $8.4B 5 year capital plan (2017-2021) $15.6B 2016 rate base 47,000 miles distribution lines 2.2M customers DTE Electric service territory Founded 1886 * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix $610M - $624M 2017 operating earnings* guidance

15 Generation and distribution infrastructure replacement will continue to improve service to customers over the next 10 years DTE Electric Investment New generation • Replace remaining coal with cleaner energy Distribution infrastructure • Move electric reliability to 1st quartile Replacement and other • Reduce costs through productivity and efficiency improvements 2012 – 2016 2017 – 2021 $7.4 billion $8.4 billion $9.8 billion 61% 2016 2030 Scenario* Electric Generation Shift (% of GWh) Renewables Gas Coal 21% 10% 8% 20% 20% 40% 20% 40% 40% 20% 2040 Scenario* Nuclear/Other * Timing and mix subject to change 2022 – 2026

16 Committed to providing cleaner energy to our customers Retirements* Additions* Solar * Timing and mix subject to change ** Approximate capacity 3,500 MW natural gas and 4,000 MW renewables Natural Gas Wind Up to ~ 7,500 MW** 2017 - 2023 2024 - 2030 2031 - 2040 River Rouge St. Clair Trenton Belle River Monroe ~2,100 MW ~1,000 MW ~3,100 MW

17 Distribution investments continue to drive reliability and increase customer satisfaction • Upgraded nearly 20% of circuits since 2013 • Impact 33% of circuits by the end of 2020, improving reliability on impacted circuits by up to 70% Infrastructure Resilience • Major investments planned at 20-25 substations by 2021 to address load growth and aging infrastructure Infrastructure Redesign Technology Enhancements • Remote monitoring capability more than doubled from 2015 to 2016 with 100% capability planned by 2019 Tree Trimming • Enhanced program has resulted in a 70% reliability improvement on trimmed circuits

18 DTE Gas overview $143M – $151M 2017 operating earnings* guidance 1.3M customers $3.7B 2016 rate base DTE Gas service territory Founded 1849 $1.8B 5 year capital plan (2017-2021) * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 139 Bcf storage capacity Replacing 4,000 miles of cast iron and unprotected distribution main 19,000 miles distribution main

19 Infrastructure renewal and replacement improves service to customers over the next 10 years DTE Gas Investment Base infrastructure • Transmission, compression, distribution, storage Main replacement • Strengthen gas infrastructure by reducing planned main replacement cycle by half NEXUS related 2012 – 2016 2017 – 2021 $1.4 billion $1.8 billion 2022 – 2026 $1.7 billion

20 Replacing aging infrastructure achieves a fundamental shift in performance, cost and productivity at DTE Gas Pipeline Integrity Main Replacement Meter Move Out • Strengthens the system - decreasing the potential for system failures • Systematically replaces poor performing unprotected main - minimizing leaks and improving customer satisfaction •Drives productivity - reducing manual meter reading costs

21 Gas Storage & Pipelines (GSP) overview $90 – 100M 2017 Operating Earnings Guidance $2.2B – $2.8B 5 year capital plan (2017-2021) Serves markets in Midwest, Northeast, and Mid-Atlantic $145M – $155M 2017 operating earnings* guidance Transport, store and gather natural gas 5 pipelines, 1,600 miles of pipe and gathering lines * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix ??? 91 Bcf of storage

22 Asset portfolio with multiple growth platforms Growth Platforms  Purposefully located in the best geology in North America ‒ Millennium Pipeline ‒ Bluestone Pipeline & Gathering ‒ Link* Lateral & Gathering ‒ NEXUS Pipeline Michigan Assets  Strategically located between Chicago and Ontario, Canada trading hubs ‒ Vector Pipeline ‒ Storage ‒ Gathering D Link Lateral & Gathering NEXUS Pipeline DTE Gas DTE Storage Bluestone Pipeline & Gathering Michigan Gathering Birdsboro Pipeline * Includes Appalachia Gathering System (AGS) and 55% of Stonewall Gas Gathering (SGG) D D

23 Bluestone achieved 1.0 Bcf/d delivery milestone; NEXUS and Link continue to progress • FERC approval received • Construction ready • Targeting in-service 3Q 2018 • Additional wells continue to be brought online by key producers • Commercial expansion discussions with producers on-going * Includes Appalachia Gathering System (AGS) and 55% of Stonewall Gas Gathering (SGG) Bluestone Pipeline & Gathering NEXUS Link* Lateral & Gathering 0.3 Bcf/d 2017 • Achieved 1.0 Bcf/d 2011 • Established long- term agreement to build and operate Bluestone 2012 - 2016 • Multiple expansions completed 1.0 Bcf/d

24 Focused on continued success in pipeline and gathering platforms • Earnings growth driven by both pipeline and gathering platforms • Pursuing additional investment opportunities Near-Term • Growth drivers – Further development of Link** Lateral & Gathering – NEXUS project operational and potential expansions – Additional Millennium and Bluestone development Long-Term Operating earnings* 2016 Actual $127 million 2017 Guidance $145-$155 million Operating earnings 2021 Target $195-$215 million Capital investment 2017-2021 $2.2-$2.8 billion ** Includes Appalachia Gathering System (AGS) and 55% of Stonewall Gas Gathering (SGG) * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

25 Power & Industrial Projects (P&I) overview $100M – $110M 2017 operating earnings* guidance Industrial energy services, renewable energy, and environmental controls ~70 sites in 17 states $0.6B – $1.0B 5 year capital plan (2017-2021) 191 MW renewable plant capacity * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 191 MW renewable plant capacity

26 Operate three distinct business lines across the country Renewable Energy Industrial Energy Services Reduced Emissions Fuel (REF) • Wood-fired power plants • Landfill gas to energy conversion • On-site utility services for industrial and commercial customers • Coke and pulverized coal for steel customers • Projects to reduce emissions from coal-fired plants • Utility contracted Typical contract 10-25 years Contract duration 14 years Typical contract 5-20 years Contract duration 6 years Contract duration 4.5 years

27 Focused on strategic opportunities for future growth Near-Term • Closed on two landfill gas projects ‒ Commenced operations on one and began construction on the other • Finalize large scale central energy plant project • Pursue additional investment opportunities Long-Term Operating earnings* 2016 Actual $95 million 2017 Guidance $100-$110 million Operating earnings 2021 Target $100-$110 million Capital investment 2017-2021 $0.6-$1.0 billion • Identify and execute on additional asset acquisitions and utility-like projects • Recently announced projects cover approximately one-third of earnings growth needed to achieve 2021 target * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

28 • Overview • Long-Term Growth Update • Financial Update

29 Increased our operating EPS* guidance midpoint 11 cents to $5.42 per share (millions, except EPS) * Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix ** Total DTE Energy excluding Energy Trading DTE Electric DTE Gas Gas Storage & Pipelines Power & Industrial Projects Corporate & Other Growth segments** Growth segments operating EPS Energy Trading DTE Energy Operating EPS* Avg. Shares Outstanding $610 - $624 143 - 151 140 - 150 90 - 100 (64) - (60) $919 - $965 $5.12 - $5.38 $5 - $15 $924 - $980 179.5 $5.15 - $5.46 Original Guidance Revised Guidance $610 - $624 143 - 151 145 - 155 100 - 110 (64) - (60) $934 - $980 $5.21 - $5.46 $10 - $20 $944 - $1,000 179.5 $5.26 - $5.57

30 Consistently provide value to shareholders * Source: Bloomberg (as of 6/30/2017) 2011 2012 2013 2014 2015 2016 2017 Annualized Dividend per Share $2.35 $3.30 Total Shareholder Return* (dollars per share) Targeting ~7% dividend increases in 2018 and 2019 113% 238% 79% 140% DTE Energy S&P 500 Utilities 10-YR5-YR Top quartile Top quartile of S&P 500 Utilities for 5 and 10 year periods

31 Cash flow and balance sheet remain strong * Debt excludes a portion of DTE Gas’ short-term debt and considers 50% of the junior subordinated notes and 100% of the convertible equity units as equity ** Funds from Operations (FFO) is calculated using operating earnings 21% 2016 2017-2019E 51% 2016 2017-2019E Leverage* Funds from Operations** / Debt* Target 50% - 53% Target 20% + • Update on equity issuances: ‒ No equity issuances planned for 2017 ‒ Acquisition related equity of $675 million in late 2019 (through convertible equity units) ‒ No additional equity planned through 2019 • $1.7 billion of available liquidity at June 2017 • Successfully extended the existing $1.9 billion credit facilities to 2022

32 Appendix

33 Cash flow and capital expenditures guidance support growth target 2016 Actual 2017 Guidance DTE Electric Distribution infrastructure $567 $690 New generation 131 45 Replacement & other 805 725 $1,503 $1,460 DTE Gas Base infrastructure $177 $200 NEXUS related 94 90 Main replacement 124 145 $395 $435 Non-Utility $1,533 $900 - $1,100 Total $3,431 $2,795 - $2,995 2016 Actual 2017 Guidance Cash from operations $2.1 $1.9 Capital expenditures (3.4) (3.0) Free cash flow ($1.3) ($1.1) Asset sales & other $0.0 $0.0 Dividends (0.5) (0.6) Net cash ($1.8) ($1.7) Debt financing: Issuances $2.7 $2.0 Redemptions (0.9) (0.3) Change in debt $1.8 $1.7 Capital ExpendituresCash Flow (billions) (millions)

34 Recognized by environmental, social and governance analysts for our sustainability efforts • Environmental Leadership ‒ Generation portfolio shift to gas and renewables (including one of the largest solar arrays east of the Mississippi) ‒ Greenhouse gas reduction program in place with targets and deadlines • Social / Corporate Citizenship ‒ Talent development, recruitment and retention programs ‒ Formal health and safety commitment ‒ Low-income customer programs ‒ Employee safety record continues positive momentum • Governance and Ethics ‒ 12 of 13 Board directors are independent ‒ Board includes separate Corporate Governance and Public Responsibility Committees ‒ Incentive plans are tied to safety and customer satisfaction targets Photo taken at DTE power plant nature reserve

35 Committed to producing cleaner energy 2005 Early 2020s 2030 2040 2050 Carbon emissions reduction goals 30% 45% 75% >80% Since 2005, we have reduced CO2 by 26%, SO2 by 76% and mercury emissions by 86% Generated more than 3.4 million MWh of renewable electricity in 2016

36 Positive trends continue with Michigan’s economy Source: IHS 15.0 15.5 16.4 22.7 23.5 2013 2014 2015 2016 2017E Housing Start Ups (000s) Lowest unemployment in Michigan since 2000 7th top state for business* Michigan has the highest number of manufacturing jobs since 2007** $407 $414 $421 $429 $437 2013 2014 2015 2016 2017E Gross State Product (billions) 7th best state to make a living in 2016*** * Source: CNBC ** Source: U.S. Department of Labor 8.5% 7.1% 5.4% 4.9% 4.9% 2013 2014 2015 2016 2017E *** Source: Forbes Unemployment Rate

37 Regulatory update DTE Gas DTE Electric • Expect to file late 2017 / early 2018 • General rate case - April 2017 (U-18255) – Requested rate recovery: $231 million; 10.5% ROE  Staff testimony: August 2017  Cross examination: October 2017  Self implementation: November 2017  Briefs: November 2017  Final order: by April 2018 • Capacity charge case - April 2017 (U-18248) • 5 year draft electric distribution plan - June 2017 (U-18014) • Certificate of Necessity filing - July 2017 • Annual rate cases 2018+

38 DTE Electric plans $8.4 billion of investments over the next 5 years with a focus on increasing customer reliability * Includes power reliability, existing generation maintenance, AMI, Ludington expansion and other investments ** Includes working capital and rate base associated with surcharges Targeting 6% - 7% growth(millions) $15.6B ~$20.9BYE Rate Base** $704M ~$923MDepreciation 2016A 2017E 2018E 2019E 2020E 2021E Distribution infrastructure New generation Replacement and other* 2017E - 2021E Total $2,000 $8,400 $3,200 $3,200 $1,503 $1,460 $1,700 $1,600 $1,800$1,840

39 Customer reliability will be improved through $1.8 billion of planned investments over the next 5 years at DTE Gas 2016A 2017E 2018E 2019E 2020E 2021E 2017E - 2021E Total Base infrastructure Main replacement* NEXUS related $1,800 $100 $700 $1,000 $3.7B ~$5.1B - $5.2BYE Rate Base** $104M ~$154MDepreciation ** Includes working capital $395 $435 $375 $330 $330 $330 * Includes main renewal, meter move-out and pipeline integrity (millions) Targeting 7% - 8% growth

40 Reconciliation of reported to operating earnings (non-GAAP) Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Operating earnings are presented both with and without Energy Trading. The term “Growth Segments” refers to DTE Energy without Energy Trading and represents the business segments that management expects to generate earnings growth going forward. 2016 Actual DTE Electric DTE Gas Gas Storage and Pipelines Power and Industrial Projects Corporate and Other Growth Segments Energy Trading DTE Energy R d E rnings 622$ 138$ 119$ 95$ (61)$ 913$ (45)$ 868$ Pl t cl sure - - - - - - - - Link - - 8 - 2 10 - 10 Certain mark-to-market transactions - - - - - - 70 70 Operating Earnings 622$ 138$ 127$ 95$ (59)$ 923$ 25$ 948$ Net Income (millions) 2016 A u l DTE Electric DTE Gas Gas Storage and Pipelines Power and Industrial Projects Corporate and Other Growth Segments Energy Trading DTE Energy Repor ed Earnings 3.47 0.77 0.66 0.53 (0.35 5.08 (0.) 4.83 Plant closure - - - - - - - - Link 0.05 0.01 0.06 0.06 Certain mark-to-market transactions - - - - - - 0.39 0.39 Operating Earnings 3.47$ 0.77$ 0.71$ 0.53$ (0.34)$ 5.14$ 0.14$ 5.28$ EPS After-tax items: After-tax items: * ** * Total tax impact of adjustments to reported earnings: $51m ** Total tax impact of adjustments to reported EPS: $0.29

41 Use of Operating Earnings Information – Operating earnings exclude non-recurring items, certain mark-to- market adjustments and discontinued operations. DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e. future non-recurring items, certain mark-to- market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. Reconciliation of reported to operating earnings (non-GAAP)